Subject header for e-mail:
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Proxy Statement Filed for TIAA-CREF Institutional Mutual Funds (Do Not Forward)

On July 8, 2005, a definitive proxy statement was filed with the Securities & Exchange Commission to announce a special meeting of shareholders of the TIAA-CREF Institutional Mutual Funds, to be held on August 31, 2005. The purpose of the meeting is to vote on important proposals affecting the Funds.

Among the proposals that shareholders are being asked to approve is a new investment management agreement with Teachers Advisors, Inc., the current investment advisor to the Funds, which would result in an increase in advisory fees on the actively managed Funds. The proposed new agreement is designed to provide a sustainable fee and expense structure that will enable the Funds to operate effectively while maintaining and improving the quality of shareholder services and keeping overall expenses at levels competitive with those of other low-cost providers in the mutual fund industry. Shareholders of the Retail Class of the Funds are also being asked to approve the adoption of a distribution plan for this class of shares. The Funds' Board of Trustees has unanimously recommended a vote "FOR" the proposals.

As always, we want you to know that the TIAA-CREF organization remains committed to the values and practices that have set it apart for 85 years -- including value, integrity, sound investment management and a high level of service. For this reason, the Funds' Board of Trustees approved the new investment management agreement only after thorough and deliberate consideration of shareholders' interests. The Board believes the Funds' new fee and expense structure is fair and reasonable to shareholders because it will enable the Funds' investment advisor to continue to offer high-quality investment management and outstanding service to shareholders while remaining a low-cost provider.

Details of the new investment management agreement and the other proposals requiring shareholder approval are included in the proxy statement, which your clients will receive in the mail if they were Fund shareholders of record as of May 31, 2005. Enclosed with the proxy statement will be a letter of explanation from the Funds' Board of Trustees, a Q&A to address shareholders' anticipated questions, proxy cards and instructions for voting.

o    To access a copy of the proxy statement, please click here:
     HTTP://WWW.TIAA-CREF.ORG/VOTING/IMF_RET/INDEX.HTML
o To access a copy of the letter from the Funds' Board of Trustees and the accompanying Q&A, please click here:
     HTTP://WWW.TIAA-CREF.ORG/VOTING/IMF_RET/QA.HTML

Please note that only shareholders of the Retail Class of the Funds will be voting on the proposed adoption of a distribution plan for this class of shares.

In addition to these materials, which are being provided to Fund shareholders, we have developed a series of questions and answers to address specific questions you may have as an advisor whose clients are shareholders of the Funds. Click here to access the advisor Q&A: [INSERT URL]

If your clients have questions related to the proxy materials or need assistance in voting their shares, they should contact D.F. King & Co., the Funds' proxy solicitor, toll free at (800) 755-7250. As always, we look forward to partnering with you to ensure that your clients consistently receive complete and timely information about issues that affect their investments. If you have questions, please call Advisor Services at (888) 842-0318 between 8 a.m. and 7:30 p.m. Eastern Time. Thank you.

Disclosure:

For Your Own Use as a Broker-Dealer or Financial Advisor. Not to be Distributed to the Public.

TIAA-CREF Institutional Mutual Funds
Filing of Definitive Proxy Statement dated July 5, 2005

Background

On July 8, 2005, a definitive proxy statement was filed with the Securities & Exchange Commission to announce a special meeting of shareholders of the TIAA-CREF Institutional Mutual Funds, to be held on August 31, 2005.

The purpose of the meeting is to vote on important proposals affecting the Funds. Among the proposals that shareholders are being asked to approve is a new investment management agreement with Teachers Advisors, Inc., the current investment advisor to the Funds, which would result in an increase in advisory fees on the actively managed Funds. The proposed new agreement is designed to provide a sustainable fee and expense structure that will enable the Funds to operate effectively while maintaining and improving the quality of shareholder services and keeping overall expenses at levels competitive with those of other low-cost providers in the mutual fund industry. Shareholders of the Retail Class of the Funds are also being asked to approve the adoption of a distribution plan for this class of shares. The Funds' Board of Trustees has unanimously recommended a vote "FOR" the proposals.

Details of each proposal are included in the proxy statement, which has been mailed to all shareholders of record as of May 31, 2005, along with a letter of explanation from the Funds' Board of Trustees, a Q&A to address shareholders' anticipated questions, proxy cards and instructions for voting.

In addition to the general Q&A for all Fund shareholders, the following questions and answers are designed to address specific anticipated questions from advisors whose clients are shareholders of the Funds.


 For Your Own Use as a Broker-Dealer or Financial Advisor. Not to be Distributed
                                 to the Public.
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                                                                     page 2 of 5

Summary List of Questions

1. What are the specific fee increases shareholders are voting on for each Fund?

2. What is the specific breakpoint pricing schedule, and to which Funds does it apply?

3.   Can you provide a breakdown of all the new operating expenses?

4.   Are future increases in advisory fees contemplated?

5.   Is TIAA-CREF still committed to being a low-cost, high-value provider?

6. Can you provide data on the Funds' proposed new fee levels versus competitors?

7. Are these proposed increases consistent with TIAA-CREF's leadership in the corporate governance arena?

8.   Is there a new investment strategy being introduced with this initiative?

9. What is the impact if a shareholder abstains from voting on the proposal(s)?

10. My clients have other accounts with TIAA-CREF; will these be affected by the changes?

11. Some of my clients are account owners of TIAA-CREF 529 college savings plans, which invest in the Funds. Will these account owners participate in the proxy vote?

12. For which TIAA-CREF Institutional Mutual Funds are Morningstar ratings available? How does Morningstar rate these Funds?

13. What would be the impact and process for my clients in the event any of the Funds need to be closed or liquidated?

14. Who should my clients call if they have additional questions about the proxy vote?

15.  Who should I call if I have additional questions?


 For Your Own Use as a Broker-Dealer or Financial Advisor. Not to be Distributed
                                 to the Public.
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                                                                     page 3 of 5

Questions and Answers

1. What are the specific fee increases shareholders are voting on for each Fund?

     o Details of the fee increases are provided on pages 28-31 of the proxy statement. Only the actively managed Funds are affected (including Growth Equity; Growth & Income; International Equity; Large-Cap Value; Mid-Cap Growth; Mid-Cap Value; Small-Cap Equity; Real Estate Securities; Social Choice Equity; Bond; Inflation-Linked Bond; and Money Market Funds). At the Board of Trustees' request, the investment advisor has agreed to waive the proposed fee increase on the Growth Equity Fund and Growth & Income Fund until at least April 2007.

     o There would be no increase in advisory fees for the index Funds (Large-Cap Growth Index; Large-Cap Value Index; Equity Index; S&P500 Index; Mid-Cap Growth Index; Mid-Cap Value Index; Mid-Cap Blend Index; Small-Cap Growth Index; Small-Cap Value Index; Small-Cap Blend Index; and International Equity Index Funds).

     o There would be no increase in advisory fees for the Lifecycle Funds. However, the indirect expenses (such as the expenses for the Funds in which the Lifecycle Funds invest) would increase, resulting in a higher total expense ratio for Lifecycle Funds shareholders.

     o At the Board's request, the new investment management agreement would include a breakpoint pricing schedule for most of the actively managed Funds, which would modestly reduce the advisory fees on those Funds as total asset levels increase.

2. What is the specific breakpoint pricing schedule, and to which Funds does it apply?
     At the Board of Trustees' request, the breakpoints will modestly reduce the advisory fee rates on all of the actively managed Funds (except the Money Market Fund and the Social Choice Equity Fund) as total asset levels increase. The full breakpoint schedule is detailed in Appendix A of the proxy statement, page A-12.

3.   Can you provide a breakdown of all the new operating expenses?
     Please see pages 36-41 of the proxy statement, which include tables showing each Fund's fees and operating expenses for each share class, on both a current and pro forma basis.

4.   Are future increases in investment advisory fees contemplated?
     Neither the Board of Trustees nor the Funds' investment advisor is contemplating further fee increases on the Funds at this time. The Board believes that the proposed new investment management agreement provides a sustainable fee and expense structure that will enable the investment advisor to operate the Funds effectively for the foreseeable future and keep the Funds among the lower-priced offerings in the industry while maintaining and improving the quality of services provided to shareholders.

     However, as part of a broader effort to restructure TIAA-CREF's mutual fund offerings, the investment advisor is expected to recommend that the TIAA-CREF Mutual Funds -- a separate fund family designed primarily for retail investors -- be consolidated with the TIAA-CREF Institutional Mutual Funds in the near future. If and when this proposed consolidation is approved, the TIAA-CREF Mutual Funds would be merged into a corresponding TIAA-CREF Institutional Mutual Fund and would become subject to the fee and expense structure of that Fund.


 For Your Own Use as a Broker-Dealer or Financial Advisor. Not to be Distributed
                                 to the Public.
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                                                                     page 4 of 5

5.   Is TIAA-CREF still committed to being a low-cost, high-value provider?
     The TIAA-CREF organization remains committed to the values and practices that have set it apart for 85 years -- including value, integrity, sound investment management and a high level of service. Since the Funds were established, Teachers Advisors, Inc., the Funds' investment advisor, has been committed to providing high-quality investment management services while remaining a low-cost provider. The Funds' Board of Trustees was persuaded that the current level of fees being charged was too low for the investment advisor to sustain; it then determined that the proposed increase in fees would not unduly benefit the investment advisor at the expense of Fund shareholders. Even after adopting the higher fees, the Funds would remain among the lower-priced offerings in the industry.

6. Can you provide data on the Funds' proposed new fee levels versus competitors?
     Even after adopting the higher fees, the Funds would remain among the lower-priced offerings in the industry. Under the proposed new fee structure, each Fund's total expense ratio (except for the Inflation-Linked Bond Fund) would still be less than the median expense ratio for its peer group of mutual funds, as analyzed by Lipper, and, in some cases, significantly less. The table on pages 33-34 of the proxy statement compares the estimated total expense ratio (not including any waivers or reimbursements) of each existing class of each Fund that would be subject to an increased fee with the Lipper median total expense ratio for the Fund's appropriate category.

7. Are these proposed increases consistent with TIAA-CREF's leadership in the corporate governance arena?
     Fee increases are never contemplated or proposed lightly. As a governing body composed entirely of independent trustees, the Funds' Board of Trustees takes very seriously its obligation to protect the interests of shareholders. For this reason, the Board's unanimous approval of the proposed fee increases came only after thorough and deliberate consideration of shareholders' interests. As part of its ongoing oversight of the Funds, the Board will annually monitor the level of fees and advisor profits generated by the new agreement to ensure that it remains fair and reasonable to shareholders.

8. Is there a new investment strategy being introduced with this initiative? No. The new investment management agreement primarily concerns the fee and expense structure for the actively managed Funds, and does not include a change in investment "strategy" for any of the Funds.

9. What is the impact if a shareholder abstains from voting on the proposal(s)?
     With regard to the election of Trustees and ratification of the independent registered public accounting firm, abstentions are not counted as a vote "for" or "against," which means they will have no effect on these proposals. With regard to the proposed new investment management agreement, abstentions will have the effect of a vote against this proposal. Likewise, with regard to the proposed adoption of the distribution plan for the Retail Class shares of the Funds, for which only Retail Class shareholders are able to vote, abstentions will have the effect of a vote against this proposal. For more details, see pages 4-5 of the proxy statement.

10. My clients have other accounts with TIAA-CREF; will these be affected by the changes?
     No. The specific proposals affect only the TIAA-CREF Institutional Mutual Funds. They do not affect any of the following TIAA-CREF products:


 For Your Own Use as a Broker-Dealer or Financial Advisor. Not to be Distributed
                                 to the Public.
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                                                                     page 5 of 5

     o    College Retirement Equities Fund (CREF) investment accounts;

     o    TIAA Real Estate Account;

     o    TIAA Traditional Annuity;

     o    After-tax annuities; or

     o    Variable life insurance products.

     However, as part of a broader effort to restructure TIAA-CREF's mutual fund offerings, the investment advisor is expected to recommend that the TIAA-CREF Mutual Funds -- a separate fund family designed primarily for retail investors -- be consolidated with the TIAA-CREF Institutional Mutual Funds in the near future. If and when this proposed consolidation is approved, the TIAA-CREF Mutual Funds would be merged into a corresponding TIAA-CREF Institutional Mutual Fund and would become subject to the fee and expense structure of that Fund.

11. Some of my clients are account owners of TIAA-CREF 529 college savings plans, which invest in the Funds. Will these account owners participate in the proxy vote?
     No, the vote is open only to eligible direct Fund shareholders of record as of May 31, 2005, not to account owners of the plans that invest in the Funds.

12. For which TIAA-CREF Institutional Mutual Funds are Morningstar ratings available? How does Morningstar rate these Funds?
     Morningstar rates six of the TIAA-CREF Institutional Mutual Funds: Growth Equity Fund; Growth & Income Fund; Social Choice Equity Fund; International Equity Fund; Equity Index Fund; and Bond Fund. Morningstar ratings for these Funds as of December 31, 2004, are included in the fund-by-fund synopsis of the factors that the Board of Trustees considered in approving the new investment management agreement; see Exhibit F of the proxy statement, pages F-1 to F-9. Current Morningstar information on these Funds can be obtained from the Morningstar Web site.

13. What would be the impact and process for my clients in the event any of the Funds need to be closed or liquidated?
     In general, "closing" a mutual fund means that the fund will not accept investments from new investors and, in some cases, also will not accept additional investments from current shareholders. Liquidating a fund means that the fund ceases operations and each shareholder receives his or her pro rata share of the fund's assets (either in cash or securities). If such steps were to be taken in the future with regard to any of the TIAA-CREF Institutional Mutual Funds, shareholders would receive detailed information about the process at that time.

14. Who should my clients call if they have additional questions about the proxy vote?
     If your clients have questions related to the proxy materials or need assistance in voting their shares, they should contact D.F. King & Co., the Funds' proxy solicitor, toll free at (800) 755-7250.

15.  Who should I call if I have additional questions?
     Please contact Advisor Services at (888) 842-0318 between 8 a.m. and 7:30 p.m. Eastern Time, and we will be happy to serve you.


 For Your Own Use as a Broker-Dealer or Financial Advisor. Not to be Distributed
                                 to the Public.

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TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
PROXY SOLICITATION PLANS

--------------------------------------------------------------------------------

Prepared for:

[Insert name of 529 contact and 529 program]




July 2005



FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)
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Situation Analysis

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FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)
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Background

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o    Since the Funds were established, TIAA-CREF has been committed to providing high-quality investment management services while remaining a low-cost provider.

o The extremely low fees currently charged by the advisor are insufficient to cover the costs of operating the Funds while continuing to provide high-quality services to shareholders.

o Due to these consistent losses, the advisor cannot continue as an effective investment manager for the Funds under the current fee structure.


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)                   3
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Overview of Mutual Fund Proposal

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o    The long-term success of TIAA-CREF's mutual fund business is a reachable goal if significant steps are taken to ensure that the Funds are economically viable, competitively priced and appropriately structured.

o    To that end, TIAA-CREF is proposing a plan to accomplish the following:

     - Maintain overall fees that keep the Funds among the lower-priced offerings in the industry while implementing a fee increase for actively managed funds that fairly reflects the advisor's operating expenses;

     - Adopt a distribution plan for the Retail Class of the Funds that fairly reflects the expenses of offering funds to retail investors while positioning the Funds for future growth to benefit shareholders; and

     - Consolidate TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds into a single, more efficient fund family offering expanded investment choices to shareholders.


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)                   4
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Benefits of the New Investment Management Agreement

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o    The new investment management agreement would:

     - Enable the Funds' investment advisor to continue to offer shareholders the high- quality service expected from TIAA-CREF, and to expand these shareholder services;

     - Allow the Funds to continue to retain and attract talented investment professionals, and add new investment management personnel, which would benefit the Funds' overall investment management program; and

     - Help ensure that the TIAA-CREF organization can continue to offer the Funds while remaining competitive with other low-cost providers in our industry.


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)                   5
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Overview of Investment Management Fee and Total
Expense Ratio Changes

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FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)
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Impact of New Investment Management Agreement

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o    For the actively managed Funds, the new investment management agreement will raise advisory fees.

     - The advisor has agreed to waive the proposed fee increase on the Growth Equity Fund and the Growth & Income Fund until at least April 2007.

o    There would be no increase in advisory fees for the index Funds.

o The new investment management agreement would include a breakpoint pricing schedule for most of the actively managed Funds, which would modestly reduce the advisory fees on those Funds as total asset levels increase.


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)                   7
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Total Expense Ratio Changes - Institutional Class

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
--------------------------------------------------------------------------------
                                Proposed Total   Median Peer Total
                                Expense Ratio       Expense Ratio    Difference
--------------------------------------------------------------------------------
Growth Equity Fund                   0.50%              1.05%         -0.55%(1)
--------------------------------------------------------------------------------
Growth & Income Fund                 0.50%              0.93%         -0.43%(1)
--------------------------------------------------------------------------------
International Equity Fund            0.59%              1.19%         -0.60%(1)
--------------------------------------------------------------------------------
Large-Cap Value Fund                 0.50%              1.07%         -0.57%(1)
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                  0.55%              1.11%         -0.56%(1)
--------------------------------------------------------------------------------
Mid-Cap Value Fund                   0.55%              1.07%         -0.52%(1)
--------------------------------------------------------------------------------
Small-Cap Equity Fund                0.55%              1.15%         -0.60%(1)
--------------------------------------------------------------------------------
Social Choice Equity Fund            0.25%              0.99%         -0.74%(1)
--------------------------------------------------------------------------------
Real Estate Securities Fund          0.59%              1.11%         -0.52%(1)
--------------------------------------------------------------------------------
Bond Fund                            0.34%              0.69%         -0.35%(1)
--------------------------------------------------------------------------------
Inflation-Linked Bond Fund           0.35%              0.35%          0.00%(2)
--------------------------------------------------------------------------------
Money Market Fund                    0.15%              0.43%         -0.28%(1)
--------------------------------------------------------------------------------

Legend   (1) Below Median of Lipper Peer Group    Lipper, Inc. is a Reuters
                                                  company that is an independent
         (2) At Median of Lipper Peer Group       provider of investment company
                                                  data. The Lipper Expense Group
         (3) Above Median of Lipper Peer Group    consists of the TIAA-CREF
                                                  Institutional Mutual Funds and
                                                  similarly-classified funds.
                                                  Only no-load funds were
                                                  considered for inclusion in
                                                  the group.


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Investment Management Fee Changes - Index Funds

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
---------------------------------------------------------------------
                                  Current Agreement     New Agreement
---------------------------------------------------------------------
Large-Cap Growth Index Fund             0.04%                0.04%
---------------------------------------------------------------------
Large-Cap Value Index Fund              0.04%                0.04%
---------------------------------------------------------------------
Mid-Cap Growth Index Fund               0.04%                0.04%
---------------------------------------------------------------------
Mid-Cap Value Index Fund                0.04%                0.04%
---------------------------------------------------------------------
Mid-Cap Blend Index Fund                0.04%                0.04%
---------------------------------------------------------------------
Small-Cap Growth Index Fund             0.04%                0.04%
---------------------------------------------------------------------
Small-Cap Value Index Fund              0.04%                0.04%
---------------------------------------------------------------------
Small-Cap Blend Index Fund              0.04%                0.04%
---------------------------------------------------------------------
International Equity Index Fund         0.04%                0.04%
---------------------------------------------------------------------
S&P 500 Index Fund                      0.04%                0.04%
---------------------------------------------------------------------
Equity Index Fund                       0.04%                0.04%
---------------------------------------------------------------------


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)                   9
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Investment Management Fee Changes - Active Funds

--------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                  Current Agreement     New Agreement
-----------------------------------------------------------------------
Growth Equity Fund                      0.08%        0.45% or less(1,2)
-----------------------------------------------------------------------
Growth & Income Fund                    0.08%        0.45% or less(1,2)
-----------------------------------------------------------------------
International Equity Fund               0.09%        0.50% or less(2)
-----------------------------------------------------------------------
Large-Cap Value Fund                    0.08%        0.45% or less(2)
-----------------------------------------------------------------------
Mid-Cap Growth Fund                     0.08%        0.48% or less(2)
-----------------------------------------------------------------------
Mid-Cap Value Fund                      0.08%        0.48% or less(2)
-----------------------------------------------------------------------
Small-Cap Equity Fund                   0.08%        0.48% or less(2)
-----------------------------------------------------------------------
Social Choice Equity Fund               0.04%             0.15%
-----------------------------------------------------------------------
Real Estate Securities Fund             0.09%        0.50% or less(2)
-----------------------------------------------------------------------
Bond Fund                               0.08%        0.30% or less(2)
-----------------------------------------------------------------------
Inflation-Linked Bond Fund              0.09%        0.30% or less(2)
-----------------------------------------------------------------------
Money Market Fund                       0.04%              0.10%
-----------------------------------------------------------------------

(1) The Board obtained the Advisor's agreement to waive the increased management fees for these Funds under the Proposed Agreement for two years. Therefore, the management fees of these Funds will remain at 0.08% of average daily net assets until at least April 2007. See page for a discussion of the Board's review of the performance of these particular Funds.

(2) At the Board's request, the management fees of these Funds have breakpoints that gradually reduce the fee rates from the amounts indicated in the chart as each Fund's assets grow. A full breakpoint schedule is provided as an Appendix to the TIAA- CREF Institutional Mutual Funds proxy statement.


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)                  10
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Impact on the 529 Business and the
[________________] Plan

--------------------------------------------------------------------------------


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)
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TIAA-CREF'S Commitment to the 529 Business

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o    We are proud of the leadership position we have established in the 529 business and value the relationship we have formed with [State name].

o TIAA-CREF has carefully considered the impact of the new investment management agreement on all of its business lines, and remains supportive of TIAA-CREF Tuition Financing, Inc. (TFI) and the 529 business. These increases should not be taken as an indication that we are anything less than fully committed to this important business and the clients we serve through it.


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)                  12
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TIAA-CREF Remains a Low-Cost 529 Provider

--------------------------------------------------------------------------------

o After analyzing the proposed changes to the investment management agreement and fees associated with 529 programs managed by TFI, Financial Research Corporation (FRC) has determined that TFI managed plans will continue to rank below the mean expense ratio of the direct-sold 529 peer group.

o The program fee of the [____________] plan would be [______] basis points lower than the industry mean.


Source: Financial Research Corporation (FRC)


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)                  13
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Impact on the [________] 529 Plan

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o    Your state has a unitary pricing structure where the total program is expressed as a single basis-point charge. The current pricing structure for your plan will remain in place through your plan's contractual expiration date of [_____________________].

o Therefore, there will be no immediate direct impact to account owners of the [_________________] plan.

o We are pleased to continue managing a competitively-priced college savings program for these account owners.


FINANCIAL SERVICES [TIAA CREF LOGO] FOR THE GREATER GOOD(SM)                  14
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Next Steps in the Proxy Solicitation Process

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o    The proxy statement and voting materials will be delivered to
     [_______________________] to vote on behalf of the [plan name].

o The proxy materials will provide a full proxy statement, voting information and instructions. The special meeting of shareholders will be held on August 31, 2005, and you are invited to vote as soon as possible before the meeting even if you plan to attend.

o Because the vote is open only to eligible direct shareholders of the TIAA-CREF Institutional Mutual Funds, the account owners in your state's plan will not receive proxy voting materials.


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